SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization)		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 20, 2016, our Executive Compensation Committee recommended and independent members of the Board of Directors approved the following base salaries.

John N. Roberts III	President and CEO	$825,000

Terry Matthews	EVP, President of Intermodal	$485,000

David G. Mee	EVP, Finance and Administration and CFO	$485,000

Shelley Simpson	EVP, President of ICS and Truckload and CMO	$485,000

Nicholas Hobbs	EVP, President of DCS	$475,000

Kirk Thompson	Chairman of the Board	$350,000

A summary of our compensation arrangements with our named executive officers, excluding awards which may be made under our Management Incentive Plan, is attached as an exhibit to this Form 8-K and is incorporated by reference into this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
	99.1	Summary of Compensation Arrangements with Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 24th day of October 2016.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III President and Chief Executive Officer (Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee Executive Vice President, Finance and Administration and Chief Financial Officer (Principal Financial Officer)